EXHIBIT 32(b)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Enzo Biochem, Inc., and Subsidiaries ("the Company") on Form 10-Q for the period ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry Weiner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  December 8, 2006                          By:  /s/ BARRY WEINER
                                                      --------------------------
                                                      Barry Weiner
                                                      Chief Financial Officer




         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Act Commission or its staff upon request.